UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR SECTION 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 3, 2011

ATLAS THERAPEUTICS CORPORATION
 (Exact name of registrant as specified in its charter)

Nevada	000-53298	20-8758875
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4640 Admiralty Way, Suite 500 Marina Del Rey, CA 90292
(Address of principal executive offices)

Registrant’s telephone number, including area code:  (310) 496-5727

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On March 3, 2011, Atlas Therapeutics Corporation (the “Company”) filed a Current Report on Form 8-K (the “Original Filing”) in connection with its purchase of certain intellectual property assets from Peak Wellness, Inc. and a concurrent private placement (the “Private Placement”). In connection with the preparation of its Quarterly Report of Form 10-Q for the quarter ended March 31, 2011, the Company determined that the aggregate value of the warrants issued in the Private Placement, as set forth in the Unaudited Condensed Pro Forma Balance Sheet in the Original Filing, was incorrect. Accordingly, this Amendment No. 1 on Form 8-K/A (the “Amendment”) is filed for the sole purpose of amending and restating in its entirety Item 9.01 of the Original Filing. Except as expressly set forth in the Amendment, the Original Filing has not been amended, updated or otherwise modified.

This Amendment does not include the entire Form 8-K. Except as described in this Explanatory Note, this Amendment does not amend any other information set forth in the Original Filing, and the Company has not updated disclosures to reflect any events that occurred subsequent to March 3, 2011. Therefore, this Amendment should be read in conjunction with the Original Filing and our other filings made with the Securities and Exchange Commission subsequent to the filing of the Original Filing.

Item 9.01.  Financial Statements and Exhibits

(a)	Financial statements.

The following table sets forth our balance sheet as of (i) September 30, 2010 and (ii) on a pro forma basis after giving effect to the Acquisition and the Private Placement as of such date. The table has been amended to reflect a correction to the liability recorded for the 4,766,666 warrants issued in the Private Placement from $1,401,400 (or $0.294 per share) in the Original Filing to $2,350,000 (or $0.493 per share) in the Amendment.

Atlas Therapeutics Corporation
(a development stage company)
UNAUDITED CONDENSED PRO FORMA BALANCE SHEET
February 25, 2011

		As Adjusted			As Adjusted
		(Restated)			(Original Filing)
	Balances at
	September 30,	Pro Forma		Pro Forma	Pro Forma	Pro Forma
	2010	Adjustments		Balances	Adjustments	Balances
ASSETS
Current assets
Cash and cash equivalents	$14	$(450,000)	(a)	$902,270	$(450,000)	$902,270
		(75,000)	(g)		(75,000)
		1,427,256	(e)		1,427,256
Total current assets	14	902,256		902,270	902,256	902,270

Intangible Assets	-	450,000	(a)	4,662,000	450,000	4,662,000
		700,000	(b)		700,000
		3,512,000	(c)		3,512,000

Total assets	$14	$5,564,256		$5,564,270	$5,564,256	$5,564,270

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Accounts payable and accrued expenses	$12,986	$3,000	(f)	$15,986	$3,000	$15,986
Accounts payable to related party	32,511	-		32,511	-	32,511
Note payable to Peak Wellness, Inc. bearing interest at 3%	-	700,000	(b)	700,000	700,000	700,000
Note payable	7,500	-		7,500	-	7,500
Total current liabilities	52,997	703,000		755,997	703,000	755,997

Derivative liability for private placement warrants	-	2,350,000		2,350,000	1,401,400	1,401,400

Total liabilities	52,997	3,053,000		3,105,997	2,104,400	2,157,397

Stockholders' (deficit) equity
Preferred stock, $.001 par value; 25,000,000 shares authorized; no shares issued and outstanding	-	-		-	-	-

Common stock, $.001 par value, 300,000,000 shares authorized; 49,000,000 shares issued and outstanding at September 30, 2010, 60,790,666 shares issued and outstanding on a pro forma basis after closing of private placement and completion of transaction with Peak	49,000	7,024	(c)	60,791	7,024	60,791
		4,758	(e)		4,758
		9	(d)		9

Additional paid-in capital	31,000	3,504,976	(c)	4,108,465	3,504,976	5,057,065
		1,425,233	(e)		1,425,233
		(25,000)	(d)		(25,000)
		22,256	(d)		22,256
		1,500,000	(h)		1,500,000
		(2,350,000)	(i)		(1,401,400)

Deficit accumulated during development stage	(132,983)	(3,000)	(f)	(1,710,983)	(3,000)	(1,710,983)
		(75,000)	(g)		(75,000)
		(1,500,000)	(h)		(1,500,000)

Total stockholders' (deficit) equity	(52,983)	2,511,256		2,458,273	3,459,856	3,406,873

Total liabilities and stockholders' equity	$14	$5,564,256		$5,564,270	$5,564,256	$5,564,270

Pro Forma Financial Statement Adjustments

The preliminary adjustments to record the acquisition of MYO-T12 are as follows:

(a)	Cash portion $(450,000) of purchase price paid to the seller, Peak Wellness, Inc. ("Peak").

(b)
Issuance of a promissory note to Peak in connection with the purchase of MYO-T12, with a face amount of $700,000 payable in two equal installments of $350,000 plus interest at the rate of 3%. This first installment is due 180 days after the closing and the second installment is due on the first anniversary of the closing.

(c)
Issuance of 7,024,000 shares of Common Stock to Peak as part of the purchase price of MYO-T12, representing 12% of the fully diluted voting Common Stock of the Company, recorded at the most recent trading price of $0.50 per share for a total amount of $3,512,000.

(d)
Represents funds received from a stockholder and used as an advance of legal fees of $25,000 in connection with the private placement of common stock, $2,744 of which is allocated to the purchase of 9,146 shares of stock in the Private Placement.

(e)	Closing of Private Placement of 4,766,666 shares of common stock for gross proceeds of $1,430,000 (including $2,744 allocated from funds received in Note (d) and release of $1,427,256 from escrow).

(f)	Accrual of consulting fees in connection with the acquisition of MYO-T12.

(g)	Legal fees of $75,000 incurred in connection with the acquisition of MYO-T12 that were paid at closing.

(h)
Issuance of 3,000,000 shares of the Company's common stock by a stockholder directly to the CEO in connection with the CEO's employment contract granting him those shares with immediate vesting and no risk of forfieture, recorded at the most recent trading price of $0.50 per share for a total amount of $1,500,000.

(b)	Exhibits.

Exhibit No.	Description
3.1	Articles of Incorporation of the Registrant (1)
3.2	Bylaws of the Registrant (2)
3.3	Certificate of Amendment to Articles of Incorporation (3)
4.1	Form of Warrant *
10.1	Intellectual Property Purchase Agreement, dated February 25, 2011, by and among the Registrant, Atlas Acquisition Corp. and Peak Wellness, Inc.*
10.2	Secured Promissory Note, dated February 25, 2011, by and among the Registrant and Peak Wellness, Inc. *
10.3	Security Agreement, dated February 25, 2011, by and among the Registrant and Peak Wellness, Inc. *
10.4	Employment Agreement, dated February 25, 2011, by and among the Registrant and J.B. Bernstein *
10.5	Employment Agreement, dated February 25, 2011, by and among the Registrant and Carlon Colker, MD, FACN *
10.6	Intellectual Property Assignment Agreement, dated February 25, 2011, by and among Atlas Acquisition Corp. and Peak Wellness, Inc.*

*           Filed with the Original Filing

(1)	Incorporated by reference to Exhibit 3(a) to the Registrant’s Registration Statement on Form SB-2 (File Number 333-144082), filed on June 27, 2007.
(2)	Incorporated by reference to Exhibit 3(b) to the Registrant’s Registration Statement on Form SB-2 (File Number 333-144082), filed on June 27, 2007.

(3)	Incorporated by reference to Exhibit 3 to the Registrant’s Information Statement on Schedule 14C, filed on June 9, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 16, 2011

ATLAS THERAPEUTICS CORPORATION

By:	/s/: J.B. Bernstein
Name: J.B. Bernstein
Title: Chief Executive Officer